Exhibit 10.9

LIBERTY BELL BANK

2004 INCENTIVE STOCK OPTION PLAN

(Effective Date: February 24, 2004)

1.   Purpose

The purpose of the 2004 Incentive Stock Option Plan (referred to herein as the “Plan”) of Liberty Bell Bank (the “Bank”) is to provide a means by which certain employees and officers of the Bank and its subsidiaries may be given an opportunity to purchase shares of the common stock, par value $5.00 per share, of the Bank (the “Common Stock”). The Plan is intended to promote the interests of the Bank by encouraging stock ownership on the part of such individuals, by enabling the Bank and its subsidiaries to secure and retain the services of highly qualified persons, and by providing such individuals with an additional incentive to advance the success of the Bank and its subsidiaries. It is further intended that options issued pursuant to this Plan shall constitute incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

2.   Administration

(a)   The Plan shall be administered by a Committee consisting of not less than two directors (the “Committee”) to be appointed from time to time by the Board of Directors of the Bank. Membership on the Committee shall in any event be limited to those members of the Board of Directors who are “Non-Employee Directors” as defined in the regulations promulgated by the Securities Exchange Commission pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board of Directors may, from time to time, remove members from, or add members to, the Committee. Vacancies in the Committee, however caused, shall be filled by the Board of Directors. The Committee shall select one of its members chairman and shall hold meetings at such times and places as it may determine. The Committee may appoint a secretary and, subject to the provisions of the Plan and to policies determined by the Board of Directors, may make such rules or regulations for the conduct of its business as it shall deem advisable. A majority of the Committee shall constitute a quorum. All action of the Committee shall be taken by a majority of its members. Any action may be taken by written instrument signed by a majority of the members of the Committee, and an action so taken shall be fully effective as if it had been taken by a vote of the majority of the members of the Committee at a meeting duly called and held.

(b)   The Committee shall have the power to select optionees, to establish the number of shares and other terms applicable to each option granted pursuant to the Plan, to construe the provisions of the Plan, and to adopt rules and regulations governing the administration of the Plan. All decisions made by the Committee hereunder shall be final and binding. All power and authority granted hereunder to the Committee may, at the discretion of the Board of Directors, be exercised by the Board of Directors.

(c)   The members of the Board of Directors or the Committee shall not be liable for any action or determination made in good faith with respect to the Plan or to any option granted pursuant thereto.

3. Eligibility; Grant of Options

(a) Participants. The persons who shall be eligible to participate in this Plan and receive options hereunder shall be such officers and employees of the Bank and its subsidiaries as the Committee shall, from time to time, determine to be key individuals to the success of the Bank.

(b) Grants. The Committee shall from time to time authorize the grant of options pursuant to this Plan to one or more persons eligible to participate in the Plan, and each such option grant shall be on such terms and conditions, consistent with this Plan, as may be specified by the Committee.

4. Allotment of Shares

Of the authorized but unissued shares of the Common Stock, 63,798 shares of the Common Stock, par value $5.00 per share, of the Bank will be allotted to the Plan. The number of options that may be granted to any one participant under the Plan shall be reasonable in relation to the purpose of the Plan. Shares that by reason of the expiration of an option or otherwise are no longer subject to purchase pursuant to an option granted under the Plan may be re-optioned under the Plan. The Bank shall not be required, upon the exercise of any option, to issue or deliver any shares of stock prior to the completion of such registration or other qualification of such shares under any state or federal law, rule or regulation as the Bank shall determine to be necessary or desirable.

5. Effective Date and Term of Plan

The effective date of the Plan is February 24, 2004. The Plan shall terminate on February 24, 2014, but the Board of Directors may terminate the Plan at any time prior thereto. Termination of the Plan shall not alter or impair, without the consent of the optionee, any of the rights or obligations of any option theretofore granted under the Plan.

6. Terms and Conditions

Stock options granted pursuant to this Plan shall be evidenced by agreements in such form as the Committee shall from time to time approve. Nothing in this Plan or any option granted hereunder shall govern the employment rights and duties between the optionee and the Bank. Neither this Plan, nor any grant or exercise of an option pursuant hereto, shall constitute an employment agreement among such parties. The following shall also apply to all options granted under the Plan:

(a) Time of Exercise of Option

Each option granted under this Plan shall become exercisable only after the date on which the optionee has completed one year of continuous employment with the Bank (or any parent or subsidiary thereof) immediately following the date of the grant of the option, but only to the extent of up to one-third (1/3) of the shares covered by the option (the “Anniversary Date”). The option shall be exercisable with respect to up to an additional one-third (1/3) of the shares covered thereby on each successive Anniversary

Date after the first Anniversary Date until fully exercisable. The Committee in its discretion may provide further limitations on the exerciseability of options granted under the Plan, including without limitation providing for a vesting period of four or more years. In addition, upon the occurrence of a “change in control” as defined in subparagraph 6(j) hereof, each option outstanding under this Plan that has a vesting period of more than three years from its grant date shall automatically be modified to vest in full and become fully exercisable on the third anniversary of its grant date. In all cases, exercise of an option granted to an optionee hereunder shall be subject to the provisions of subparagraph 6(d) hereof.

(b) Payment and Manner of Exercise

The entire option price shall be paid at the time the option is exercised. To the extent that the right to purchase shares has accrued hereunder, options may be exercised from time to time by written notice to the Bank stating the full number of shares with respect to which the option is being exercised and the time of delivery thereof, in accordance with such administrative procedures as may from time to time be specified by the Committee. Such notice of exercise shall be accompanied by full payment for the shares by certified or official bank check or the equivalent thereof acceptable to the Bank, provided, however, that in lieu of cash, with the approval of the Board of Directors or the Committee at or prior to exercise, an optionee may exercise his option by tendering to the Bank shares of Common Stock owned by him and having a fair market value equal to the cash exercise price applicable to his option (with the fair market value of such stock to be determined in the manner provided, in Section 6(h) hereof) or by delivering such combination of cash and such shares as the Board of Directors or the Committee in its sole discretion may approve. Notwithstanding the foregoing, Common Stock acquired pursuant to the exercise of an incentive stock option may not be tendered as payment unless the holding period requirements of Code Section 422(a)(1) have been satisfied, and Common Stock not acquired pursuant to the exercise of an incentive stock option may not be tendered as payment unless it has been held, beneficially and of record, for at least one year. In addition, at the request of the optionee and to the extent permitted by applicable law, the Bank may, in its sole discretion, selectively approve arrangements with a brokerage firm under which such brokerage firm, on behalf of the optionee, shall pay to the Bank the exercise price of the options being exercised, and the Bank, pursuant to an irrevocable notice from the optionee, shall promptly deliver the shares being purchased to such firm.

Upon exercise, the Bank shall deliver to the optionee (or other person entitled to exercise the option), at the principal office of the Bank, or such other place as shall be mutually agreed upon, a certificate or certificates for such shares; provided, however, that the time of delivery may be postponed by the Bank for such periods as may be required for it, with reasonable diligence, to comply with any requirements of law; and provided further that, in the event the Common Stock issuable upon exercise is not registered under the Securities Act of 1933, as amended (the “Act”), then the Bank may require that the registered owner deliver an investment representation in form acceptable to the Bank and its counsel and the Bank may place a legend on the certificate for such Common Stock restricting the transfer of same. There shall be no obligation or duty for the Bank to register under the Act at any time the Common Stock issuable upon exercise of the options. If the optionee (or other person entitled to exercise the option) fails to accept delivery, the optionee’s payment shall be returned and the right to exercise the option with respect to such undelivered shares shall be terminated.

(c)   Non-Transferability of Option

An option, by its terms, shall not be transferable by the optionee otherwise than by will or by the laws of descent and distribution and shall be exercisable, during the optionee’s lifetime, only by the optionee.

(d)   Rights after Termination of Employment

In the event of termination of an optionee’s employment due to any cause other than death or disability, the right to exercise any option granted pursuant to the Plan and otherwise exercisable as of the date of termination shall terminate on the three month anniversary of the date of cessation of employment. In the event of termination of an optionee’s employment due to permanent and total disability (within the meaning of Section 22(e)(3) of the Code) or death, such optionee (or the executor, administrator or devisee of the optionee) shall have the right to exercise such option (to the extent otherwise exercisable) at any time within one (1) year after cessation of employment by reason of such disability or death.

(e)  Adjustment in Event of Recapitalization of the Bank

The aggregate number of shares of Common Stock for which options may be granted to persons participating under the Plan, the number of shares covered by each outstanding option and the exercise price per share for each such option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Bank resulting from the subdivision or consolidation of shares, or the payment of a stock dividend after the effective date of this Plan, or other increase or decrease in such shares effected without the receipt of consideration by the Bank; provided, however, that any options to purchase fractional shares resulting from any such adjustment shall be eliminated; and provided further, that any such adjustment shall be made in a manner so as not to constitute a modification as defined in Section 424(h)(3) of the Code.

(f)  Adjustment of Options upon Reorganization

(i) If the Bank shall at any time merge or consolidate with or into another entity and (A) the Bank is not the surviving entity, or (B) the Bank is the surviving entity and the shareholders of the Bank at such time are required to exchange their shares for property and/or securities, the holder of each option will thereafter receive, upon the exercise thereof, the securities and/or property to which a holder of the number of shares of the Common Stock then deliverable upon the exercise of such option would have been entitled upon such merger or consolidation, and the Bank shall take such steps in connection with such merger or consolidation as may be necessary to assure that the provisions of this Plan shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or property thereafter deliverable upon the exercise of such option. The sale of all or substantially all of the assets of the Bank for consideration (apart from the assumption of obligations) consisting primarily of securities shall be deemed a merger or consolidation for the foregoing purposes. Notwithstanding any of the foregoing, the provisions of this subparagraph 6(f) shall be subject to all of the other applicable terms and provisions of this Plan.

(ii) The surviving entity in any reorganization may, at any time, in its sole discretion, tender substitute options as it may deem appropriate. However, in no event may the substituted options entitle the optionee to any fewer shares (or at any greater aggregate price) or any less other property than the optionee would be entitled to under the immediately preceding paragraph upon an exercise of the options held prior to the substitution of the new option. Any substitution made under this paragraph shall be made in a manner so as not to constitute a modification as defined in Section 424(h)(3) of the Code.

(g) Maximum Fair Market Value of Incentive Stock Options

No optionee may have incentive stock options which become exercisable for the first time in any calendar year (under all incentive stock option plans of the Bank) with an aggregate fair market value (determined as of the time such option is granted) in excess of One Hundred Thousand Dollars ($100,000).

(h) Exercise Price

The exercise price per share for each option granted under the Plan cannot be less than the higher of the par value of the Common Stock or one hundred percent (100%) of the fair market value of a share of the Common Stock at the time the option is granted (except in the case of optionees who own more than ten percent (10%) of the total combined voting power of all classes of stock of the Bank or its subsidiaries at the time the option is granted, in which case the exercise price cannot be less than the higher of the par value of the Common Stock or one hundred ten percent (110%) of the fair market value of a share of the Common Stock on the date of grant). Fair market value will be determined by rules prescribed by the Code, and the regulations and other authorities promulgated thereunder.

(i)  Period of Option

Each option granted under the Plan shall expire ten (10) years from the date it is granted or at the end of such shorter period as may be designated by the Committee on the date of grant; except, in the case of the grant of an option to an optionee who owns, at the time the option is granted, Common Stock of the Bank possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Bank or its subsidiaries, such option shall not be exercisable after the expiration of five (5) years from the date it is granted.

(j) Change in Control

For all purposes under the Plan, a “change in control” of the Bank shall be deemed to occur (i) upon a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A or Item 1(a) of Form 8-K promulgated under the Exchange Act; or (ii) if any “person” (including as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act, but excluding the Bank and its subsidiaries or an employee benefit plan of the Bank (or any fiduciary thereof) or a corporation controlled by the Bank’s shareholders in substantially the same character and proportions as their ownership of stock of the Bank, or an underwriter temporarily holding securities pursuant to an offering of such securities) is or becomes the beneficial owner, directly or indirectly, of securities of the Bank representing twenty-five percent (25%) or more of the combined voting power of the Bank’s outstanding securities then entitled to vote for the election of directors; or (iii) if during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof (excluding, for purposes of this calculation, any director who dies during such period); or (iv) if the Board of Directors shall approve the sale of all or substantially all of the assets of the Bank; or (v) if the Board of Directors shall approve any merger, consolidation, issuance of securities, or purchase of assets, the result of which would be the occurrence of any event described in clause (i), (ii) or (iii) above or that the shareholders of the Bank receive or retain stock having less than 65% combined voting power of the Bank resulting from such transaction in substantially the same proportions as their prior ownership of the Bank.

7. Amendment of Plan

The right to amend the Plan at any time and from time to time and the right to terminate the Plan at any time are hereby specifically reserved to the Board of Directors, provided always that no such termination shall terminate any outstanding stock options granted under the Plan, and provided further that no amendment of the Plan shall (i) be made without stockholder approval if stockholder approval of the amendment is at the time required for stock options under the Plan to qualify for the exemption from Section 16(b) of the Exchange Act provided by Rule 16b-3, or any successor Rule, by applicable law, the Code, or by the rules of any stock exchange on which the Common Stock may then be listed, or (ii) otherwise amend the Plan in any manner that would cause stock options under the Plan not to qualify for the exemption provided by Rule 16b-3, or any successor Rule. No amendment or termination of the Plan shall, without the written consent of the holder of a stock option therefore awarded under the Plan, adversely affect the rights of such holder with respect thereto.

Notwithstanding anything contained in the preceding paragraph or any other provision of the Plan or any stock option agreement, the Board of Directors shall have the power to amend the Plan in any manner deemed necessary or advisable for stock options granted under the Plan to qualify for the exemption provided by Rule 16b-3 (or any successor rule relating to exemption from Section 16(b) of the Exchange Act), and any such amendment shall, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding stock options theretofore granted under the Plan notwithstanding any contrary provisions contained in any stock option agreement. In the event of any such amendment to the Plan, the holder of any stock option outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability of such option, execute a conforming amendment in the form prescribed by the Committee to the stock option agreement referred to in Paragraph 6 hereof within such reasonable time as the Committee shall specify in such request.

8. Miscellaneous

(a)   Neither anything contained in the Plan or in any instrument under the Plan nor the grant of any option hereunder shall confer upon any optionee any right to continue in the employ of the Bank or of any subsidiary or limit in any respect the right of the Bank or of any subsidiary to terminate the optionee’s employment at any time and for any reason.

(b)   Notwithstanding anything to the contrary set forth herein, the Plan shall not become effective prior to approval by the affirmative vote of the Board of Directors and the holders of at least two-thirds of the outstanding shares of the Bank’s stock, and the making of all necessary filings by the Bank with the New Jersey Department of Banking and Insurance.

9. Regulatory Requirements

If the Bank’s capital falls below the minimum requirements of the Federal Deposit Insurance Corporation (the “FDIC”), the FDIC may direct the Bank to require any or all optionees to either exercise or forfeit their options granted pursuant to the Plan, and in such event such optionees shall comply with such requirement.